FIRST FOCUS FUNDS
Supplement dated November 18, 2009
to the Prospectus dated August 1, 2009
THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION
BEYOND THAT CONTAINED IN THE PROSPECTUS
AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.
The Board of Directors of First Focus Funds, Inc. has approved changes to the Principal Investment Strategy of the First Focus International Equity Fund (the “Fund”), as well as the Portfolio Management Team of the Fund at a meeting held on November 17, 2009. These changes are described below.
International Fund Changes
In order to allow the portfolio managers greater flexibility in their investment options and in an effort to reduce volatility, the following replaces the “Principal Investments” section on Page 33:
Under normal market conditions, at least 80% of the Fund’s assets (defined as net assets plus borrowings for investment purposes) will be invested in common stocks and securities that can be converted into common stocks, such as convertible bonds, convertible preferred stock, warrants, options and rights. This is not a fundamental policy and may be changed by the Fund’s Board of Directors upon 60 days’ notice. The Fund invests primarily in common stocks and other equity securities of non-U.S. and non-Canadian issuers with market capitalizations over $300 million and which pay an above-average dividend. The Fund may invest in equity securities that are listed on exchanges or traded over-the-counter.
In constructing the Fund’s portfolio and selecting individual securities, the Fund’s sub-adviser utilizes a region and sector neutral approach. The Fund invests in all regions and industry groups that are part of the MSCI EAFE index and aims to have a dividend yield considerably higher than the MSCI EAFE Total Return Index. The quantitative process is intended to produce a diversified, all-cap portfolio with relatively low volatility.
Geoffrey Randells is no longer the portfolio manager of the International Fund. Therefore, all references to Geoffrey Randells on page 42 of the prospectus are deleted.
The information on the KBC Asset Management International Ltd. (“KBCAM”) Portfolio Management Team starting on page 42 of the Prospectus is amended to add following people:

Gareth Maher B.Comm, M.Econ. Sc.
Senior Portfolio Manager
Gareth joined KBCAM as Senior Portfolio Manager in 2000. Gareth is a very experienced equity manager having worked for Irish Life Investment Managers for 10 years from 1987 during which time he managed their US, Irish and Far East equity portfolios. In 1997 Gareth joined Eagle Star (Zurich) with responsibility for the Irish, Japanese and Far Eastern equities. Gareth graduated from University College Dublin (UCD) with a first class honours Commerce degree in 1986 followed by a first class honours Masters of Economic Science (UCD) in 1987.
Tom Mermuys Business Economics Graduate, Degree in Portfolio Management, C.E.F.A.
Senior Portfolio Manager
Tom joined the Dublin office of KBCAM in July 2003, having previously worked as a portfolio manager in KBCAM Brussels. He is a Certified European Financial Analyst and a graduate of Business Economics from the VLEKHO School of Economics, Brussels in 1999 followed by a Degree in Portfolio Management at EHSAL School of Economics, Brussels in 2002.
Ian Madden BBS in Finance & Accounting, IMC
Portfolio Manager
Ian joined KBCAM in November 2000 as a Portfolio Assistant. Previous to joining KBCAM Ian worked for the International division of National Irish Bank for 1 year. Ian graduated from Trinity College Dublin in 2000 with a Bachelor of Business Studies specialising in Finance & Accounting and holds the Investment Management Certificate.
James Collery B.A.
Portfolio Manager
James joined KBCAM in January 2001 as a Performance and Risk Analyst. In December 2003 James was appointed as a Portfolio Manager on KBCAM’s Hedge Fund Team. James graduated from Trinity College, Dublin in 1999 with a BA Honours degree in Science.